Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

Defiance AI & Power Infrastructure ETF (AIPO)

(the “Fund”)

Listed on The Nasdaq Stock Market, LLC

September 10, 2026

Supplement to each of the Summary Prospectus and

Statutory Prospectus, dated December 23, 2025,

as previously supplemented

The following revisions will become effective as of September 21, 2026. Each revision is to the relevant subsection under the heading “Principal Investment Strategies - The Index.”

The following revisions are made under the heading “I. Eligible Universe,” with respect to the following Sub-Themes:

1.        Power Generation and Electric Grid Equipment. The second bullet is deleted and replaced with the following:

•	production of industrial battery and related charging equipment, and energy storage solutions, used predominantly for standby or back-up energy for facilities and buildings, to store energy generated by utility-scale energy sources, or as a buffer or supplement to the electric energy grid (such equipment excludes batteries predominantly used for electronic devices and consumer electronics, commercial, passenger, military, industrial or other service vehicles, and EV charging stations, subject to the exceptions described in the Index methodology)

4.        The heading of the fourth Sub-Theme is hereby revised to “4. Data Centers and AI Infrastructure.”

The first bullet under this Sub-Theme is deleted and replaced with the following:

•	ownership or operation of data centers, including those predominantly used for digital asset mining

The following bullets are added under this Sub-Theme:

•	operation as a neocloud provider, defined as a specialized cloud computing provider focused on delivering scalable GPU-as-a-Service for artificial intelligence and high-performance computing workloads, that generates at least 50% of its revenue from such activities

•	AI-as-a-Service, defined as companies with at least 50% of revenue from AI-based search and Large Language Model products and services

The bullet relating to AI Hardware is deleted and replaced with the following:

•	design and sale of AI hardware by companies that derive at least 50% of their revenue from the semiconductor industry, operate as fabless semiconductor companies, and offer products or services used in AI processes, subject to the additional exclusions described in the Index methodology

Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

The following revisions are made under the heading “Constituent Selection”:

The sentence stating that all securities meeting the size and liquidity criteria are included in the Index, and the sentence providing for the selection of additional securities to achieve a portfolio size of 25 constituents, are deleted.

The following is added immediately after the first sentence of the section:

For securities that are not current Index components, the Index generally requires a minimum free-float of 10% and a full market capitalization exceeding $300 million. For current Index components, the Index generally requires a minimum free-float of 5% and a full market capitalization exceeding $150 million. Applicable trading-volume requirements also apply.

The following subsection is added immediately thereafter:

Constituent selection is applied separately to each Sub-Theme. All eligible securities are selected for the Power Generation and Electric Grid Equipment and Construction and Engineering Sub-Themes. For Electric Utilities and Power Producers, eligible securities are ranked by free-float market capitalization; securities ranked in the top 10 are selected, and the highest-ranking current Index components ranked 11 through 15 may also be selected. Within Data Centers and AI Infrastructure, all eligible Data Center and Neocloud securities are selected. AI Hardware and AI-as-a-Service securities are ranked separately by free-float market capitalization; securities ranked in the top 7 are selected, and the highest-ranking current Index components ranked 8 through 10 may also be selected.

The following is added at the end of the section:

Recent initial public offerings (“IPOs”), spin-offs and post-merger/acquisition special purpose acquisition companies may qualify for one-time fast-track addition under modified investability requirements. Special fast-track rules also apply to certain IPOs and spin-offs with a full market capitalization exceeding $5 billion that are associated with the AI-as-a-Service category. For these special cases, a minimum 5% free-float applies and no historical liquidity requirement is imposed. Certain off-cycle additions are subject to a maximum 5% Index weight.

The following revisions are made under the heading “Weighting”:

The first paragraph is amended and restated as follows:

•	50% of its weight to Sub-Theme 1
•	12.5% of its weight to Sub-Theme 2
•	12.5% of its weight to Sub-Theme 3
•	25% of its weight to Sub-Theme 4

The following is added immediately after the second paragraph:

The maximum individual security weight is generally 8%. A 4% maximum applies to Data Centers and AI Infrastructure companies and to Index components with less than 50% exposure to the qualifying activities described above. If a security exceeds its applicable maximum weight, the excess weight is redistributed equally among uncapped components within the same Sub-Theme. The aggregate weight of Index components with less than 50% exposure to the qualifying activities may not exceed 20%. The individual security caps and the aggregate 20% limitation take precedence over the target Sub-Theme weights, which may be adjusted proportionally as necessary to satisfy the Index’s capping constraints.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.